                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            UNITED BANKSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                                                        [LOGO]

                            UNITED BANKSHARES, INC.
                                P. O. BOX 1508
                                 UNITED SQUARE
                            FIFTH AND AVERY STREETS
                       PARKERSBURG, WEST VIRGINIA 26101


                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the 2000 Annual Meeting of Shareholders of UNITED BANKSHARES, INC. ("United") will be held at The Blennerhassett Hotel, Fourth and Market Streets, Parkersburg, West Virginia on Monday, May 15, 2000, at 4:00 p.m., local time, for the purpose of considering and voting upon the following matters:

         1. To elect seventeen (17) persons to serve as Directors of United. The nominees selected by the current Board of Directors are listed in the accompanying Proxy Statement for this Annual Meeting.

         2. To act upon any other business which may properly come before this Annual Meeting or any adjournment or adjournments thereof. The Board of Directors at present knows of no other business to come before this Annual Meeting.

         The close of business on March 27, 2000, has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at this Annual Meeting.

         WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE REGARDLESS OF YOUR PLANS TO ATTEND THIS MEETING. IF YOU DO ATTEND, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

         TWO INDIVIDUALS, WHO ARE NOT DIRECTORS OF UNITED, HAVE BEEN NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED BY PROXY, IF YOU WISH TO CHOOSE SOME OTHER PERSON TO ACT AS YOUR PROXY, MARK OUT THE PRINTED NAME AND WRITE IN THE NAME OF THE PERSON YOU SELECT.


                                              By Order of the Board of Directors


                                              /s/ Richard M. Adams
                                              _________________________
                                              Richard M. Adams
                                              Chairman of the Board and
                                              Chief Executive Officer

April 3, 2000

                                               United Bankshares, Inc.
                                               United Square
                                               Fifth and Avery Streets
                                               Parkersburg, West Virginia 26101


                                PROXY STATEMENT
--------------------------------------------------------------------------------

         These proxy materials are delivered in connection with the solicitation by the Board of Directors of United Bankshares, Inc. ("United," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 2000 Annual Meeting of Shareholders and at any adjournment or postponement.

         You are invited to attend our Annual Meeting of Shareholders on May 15, 2000, beginning at 4:00 p.m. The Meeting will be held at The Blennerhassett Hotel, Fourth and Market Streets, Parkersburg, West Virginia.

         This Proxy Statement, form of proxy and voting instructions are being mailed starting April 3, 2000.

Shareholders Entitled to Vote

         Holders of record of United common shares at the close of business on March 27, 2000 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 42,053,179 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Meeting.

Proxies

         Your vote is important. Shareholders of record may vote their proxies by mail. A postage-paid envelope is provided.

         Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting at the Annual Meeting.

         You may save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote.

Vote By Mail

         If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

Vote at the Annual Meeting

         The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

         All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting of Other Matters

         If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

Required Vote

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

         A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

         In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

         At our 2000 Annual Meeting, the number of directors to be elected is seventeen (17). Each shareholder has the right to cast seventeen (17) votes in the election of directors for each share of stock held on the record date. If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the seventeen
(17) nominees. If cumulative voting is invoked by any shareholder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of United Bankshares, Inc. in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

         On the record date, there were 42,053,179 shares of common stock outstanding which are held by approximately 11,778 shareholders of record. A majority of the outstanding shares of United Bankshares, Inc. will constitute a quorum at the meeting.

Cost of Proxy Solicitation

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

         In order to facilitate and expedite distribution of these proxy solicitation materials to brokers, fiduciaries, custodians, nominee holders and institutional investors, United has retained Corporate Investor Communications, Inc. of Carlstadt, New Jersey ("CIC"). Pursuant to a retention letter dated March 8, 2000, CIC will contact all broker and other nominee accounts identified on United's shareholder mailing list in order to facilitate determination of the number of sets of proxy materials such accounts require for purposes of forwarding the same to the beneficial owners. CIC will then assist in the delivery of proxy materials to these accounts for distribution. CIC will also assist in the distribution of proxy materials to institutional investors. CIC will follow-up with the brokers, other nominee accounts and institutional investors, requesting return of proxies. United is not retaining CIC to solicit proxies from registered holders or from non-objecting beneficial owners. CIC's fee for the above services is $3,500 plus reasonable disbursements which may include the broker search, printing, postage, courier charges, filing reports, data transmissions and other expenses approved by United.

Shareholder Account Maintenance

         ChaseMellon Shareholder Service, L.L.C. acts as our Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer common shares and similar issues can be handled by contacting the Shareholder Relations Department, (304) 424-8800, or by writing to us at the corporate offices located at United Square, Fifth and Avery Streets, Parkersburg, West Virginia 26101.

Section 16(a) Beneficial Ownership
Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in United shares with the Securities and Exchange Commission ("SEC"). Based on our records and other information, we believe that in 1999 our Directors and executive officers met all applicable SEC filing requirements, except for William C. Pitt, III. Mr. Pitt inadvertently failed to file two reports involving three transactions to report the sale of 200 and 1,400 shares of common stock in September, 1999 and to report the sale of 900 shares in December 1999. Mr. Pitt reported the transactions on a subsequent Form 4 in March, 2000.

-------------------------------------------------------------------------------

                            GOVERNANCE OF THE COMPANY
-------------------------------------------------------------------------------


Board and Committee Membership

         During 1999, three members of the Company's Board of Directors, Messrs.
C. Barrie Cook, William A. Hazel and Arthur Kellar resigned and two members, Messrs. Bernard H. Clineburg and William W. Wagner elected not to stand for re-election. As a result, the committees described below will change in 2000. The committee descriptions and membership set forth below are for the year ended December 31, 1999.

         During 1999, the Board of Directors met five (5) times. The Board of Directors of the Company has three (3) standing committees: The Executive Committee, Audit Committee and Compensation Committee. During 1999 each director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served except W. Gaston Caperton, III and William C. Pitt, III.

------------------------------------------------------------------------------------------------------------------------------
                                                                Executive               Audit           Compensation
Name                                          Board             Committee             Committee           Committee
----                                          -----             ---------             ---------           ---------
Richard M. Adams                               X                    X*
Robert G. Astorg                               X                                           X*
Thomas L. Blair, III                           X                    X                                         X
Harry L. Buch                                  X                    X                                         X
W. Gaston Caperton, III                        X                    X                                         X
Bernard H. Clineburg                           X                    X
H. Smoot Fahlgren                              X                    X                                         X
Theodore J. Georgelas                          X                    X                                         X
F. T. Graff, Jr.                               X                    X                                         X
Alan E. Groover                                X
Russell L. Isaacs                              X                    X                                         X*
John M. McMahon                                X                    X                                         X
G. Ogden Nutting                               X                    X                                         X
William C. Pitt, III                           X                    X                                         X
I. N. Smith, Jr.                               X                    X
Warren A. Thornhill, III                       X                    X                                         X
William W. Wagner                              X                    X                                         X
P. Clinton Winter, Jr.                         X                                           X
James W. Word, Jr.                             X                                           X

1999 Meetings                                  5                    3                      4                  1

-----------
* Chair
------------------------------------------------------------------------------------------------------------------------------

The Executive Committee

         During 1999, the Executive Committee was comprised of fifteen (15) directors, Richard M. Adams, Chairman, Thomas L. Blair, III, Harry L. Buch, W. Gaston Caperton, III, Bernard H. Clineburg, H. Smoot Fahlgren, Theodore J. Georgelas, F. T. Graff, Jr., Russell L. Isaacs, John M. McMahon, G. Ogden Nutting,

William C. Pitt, III, I. N. Smith, Jr., Warren A. Thornhill, III, and William W. Wagner. The Executive Committee makes recommendations regarding nominees to the Board of Directors, and is responsible for the management of the budget, development of policies and implementation of such policies and review of personnel and salaries. The Executive Committee performs such duties and exercises the powers delegated to it by the Board of Directors.

The Audit Committee

         The Audit Committee has the primary responsibility to review and evaluate significant matters relating to audit, internal control and compliance. It reviews, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and financial matters. This committee is also responsible for monitoring trust activities, including the review of the assets in each trust as to their safety and current value, and the advisability of retaining or disposing of such assets. During 1999, members of this committee were Robert G. Astorg, Chairman, P. Clinton Winter, Jr., James W. Word, Jr., and R. Terry Butcher and Paul E. Kyle, who are directors of United's subsidiary banks.

Compensation Committee

         The Compensation Committee makes recommendations regarding officer compensation and budgetary matters to the Board of Directors. During 1999, members of this committee were Thomas L. Blair, III, Harry L. Buch, W. Gaston Caperton, III, H. Smoot Fahlgren, Theodore J. Georgelas, F. T. Graff, Jr., Russell L. Isaacs, Chairman, John M. McMahon, G. Ogden Nutting, William C. Pitt, III, Warren A. Thornhill, III, and William W. Wagner.

Related Transactions

         United's subsidiaries have had, and expect to have in the future, banking transactions with United and with its officers, directors, principal shareholders, or their interests (entities in which they have more than a 10% interest). The transactions were in the ordinary course of business and, with respect to loans, were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions. United's subsidiary banks are subject to federal statutes and regulations governing loans to officers and directors and extend loans in compliance with such laws and only with the approval of the Board of Directors.

         The building utilized by United National Bank ("UNB") to house its Rosemar Circle Branch in North Parkersburg, West Virginia, is owned by Richard
M. Adams, Chairman and Chief Executive Officer of United and United National Bank, his brother, Douglass H. Adams, Executive Vice President of United and their step-mother, Dorothy D. Adams. The Adams' lease the land from United National Bank at a nominal annual rental and lease the branch facility they constructed to United National Bank. The leases were entered into prior to United National Bank's ownership of the branch facility and were assumed by United National Bank upon its acquisition of the previous lessee, United Bank. Management believes the lease terms are comparable with lease terms for similar property in the market area.

         H. Smoot Fahlgren, a member of the Board of Directors of United, is Chairman of Fahlgren, Inc., an advertising agency with its headquarters in Parkersburg, West Virginia. The agency has provided the advertising for United since 1978. During 1999, payment for the advertising by United to Fahlgren, Inc. was less than 5% of that firm's revenues during the year 1999.

         F. T. Graff, Jr., a member of the Board of Directors of United, is a partner in the law firm of Bowles Rice McDavid Graff & Love PLLC in Charleston, West Virginia. Bowles Rice McDavid Graff & Love PLLC rendered legal services to United and UNB during 1999 and it is expected that the firm will continue to render certain services to both in the future. The fees paid to Bowles Rice McDavid Graff & Love PLLC represent less than 5% of that firm's revenues for 1999.

         UNB leases its Wheeling main branch premises and a drive-in facility from The Ogden Newspapers, Inc. pursuant to a written lease agreement dated August 1, 1979 (the "Lease"). The Ogden Newspapers, Inc. is a shareholder of United, and the voting and investment authority for its shares are beneficially owned by its President, G. Ogden Nutting who is a director of United. Management believes the Lease is on terms comparable to market terms for similar rental space in Wheeling, West Virginia. The Lease provided for five (5) successive options to renew and extend the terms of the Lease for five (5) years each. United exercised its option to renew the Lease for five (5) years in 1989 and again in 1994. Effective August 1, 1999, UNB and The Ogden Newspapers, Inc. entered into a written lease agreement that modified the Lease (the "Modified Lease") as it related to the main branch premises only. The Modified Lease extended the term on the main branch premises through July 31, 2000, with no provision for renewal. Additionally, the modified Lease provided that The Ogden Newspapers, Inc. may, at its option, terminate the Modified Lease insofar as it relates to the main branch premises, at any time effective after January 31, 2000, upon ninety (90) days prior written notice to UNB. As of the date of this Proxy Statement, The Ogden Newspapers, Inc. had not exercised its option to terminate the Modified Lease as it pertains to the main branch premises. United exercised its option in 1999 to renew the Lease for five (5) years as it relates to the drive-in facility. In addition, during the year subsidiaries of United advertised, at market rates, in newspapers published by The Ogden Newspaper, Inc. The fees paid in such advertising and the rent paid to The Ogden Newspapers, Inc. represent less than 5% of that firm's revenue for the year 1999.

Directors Fees

         Non-employee Directors of the Company receive a retainer of $600 per month regardless of meeting attendance.

         Each non-employee director who serves on the Executive and Compensation Committees receives a fee of $600 for each United Board Meeting attended except for Mr. Isaacs. Mr. Isaacs, as Chairman of the Compensation Committee, receives a retainer payment of $600 per quarter without regard to committee meeting attendance. Except for Mr. Astorg, each outside director who serves on the Audit Committee receives a fee of $600 for each committee meeting attended. Mr. Astorg, as Chairman of the Audit Committee, receives a retainer payment of $600 per month without regard to committee meeting attendance.

-------------------------------------------------------------------------------

                         ITEM 1 -- ELECTION OF DIRECTORS
-------------------------------------------------------------------------------


         The Board of Directors consists of one class of nineteen (19) Directors. Seventeen (17) Directors will be elected at our 2000 Annual Meeting to serve for a one-year term expiring at our Annual Meeting in the year 2001. The Company's Bylaws provide that the number of directors shall be at least five
(5) and no more than thirty-five (35) with the composition and number of nominees to be set at the discretion of the Board of Directors. For the election of directors at the 2000 Annual Meeting, the Board of Directors established the composition and number of nominees to be elected at seventeen (17).

         The persons named in the enclosed proxy intend to vote the proxy for the election of each of the seventeen (17) nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his successor has been elected, or until his death, resignation or retirement.

         The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2001 at the Annual Meeting: Richard M. Adams, Robert G. Astorg, Thomas L. Blair, III, Harry L. Buch, W. Gaston Caperton, III, H. Smoot Fahlgren, Theodore J. Georgelas, F. T. Graff, Jr., Alan
E. Groover, Russell L. Isaacs, John M. McMahon, G. Ogden Nutting, William C. Pitt, III, I. N. Smith, Jr., Warren A. Thornhill, III, P. Clinton Winter, Jr., and James W. Word, Jr.

         The Board of Directors recommends a vote FOR the election of these nominees for election as Directors.

         We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

         The principal occupation and certain other information about the nominees for Director are set forth on the following pages.

Family Relationships

         H. Smoot Fahlgren is the father-in-law of F. T. Graff, Jr.

Security Ownership of Directors and Officers

         As of February 29, 2000, Directors and the named executive officers of the Company:

         . owned beneficially, directly or indirectly, the number of shares of common stock indicated; and

         . held the number of options exercisable within sixty (60) days after that date, to purchase the number of shares indicated pursuant to the Company's Stock Option Plans.

         All Directors and executive officers as a group owned 7,399,977 shares or 17.55% of the Company's common stock.


                                                                                            Amount of Beneficial
     Name and Age as of the               Position, Principal Occupation,                  Ownership of Shares of
    May 15, 2000 Meeting Date          Business Experience and Directorships              Common Stock and Options
--------------------------------------------------------------------------------------------------------------------------------
                                     NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares/(a)/    Options/(b)/       %
--------------------------------------------------------------------------------------------------------------------------------
Richard M. Adams ...........53     Chairman and Chief Executive Officer of           545,000        182,856        1.73%
                                   both United and UNB; Director of the
                                   Company since 1984.
--------------------------------------------------------------------------------------------------------------------------------
Robert G. Astorg............56     CPA and Managing Director of American              30,983           -            *
                                   Express Tax and Business Services, Inc.
                                   Partner of Astorg, Estep and Weyer, CPA's.
                                   Former Partner of Astorg and Altizer,
                                   CPA's. Director of the Company since
                                   1991.
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Blair, III........68     Consulting Engineer and former President          246,030           -            *
                                   and Chief Executive Officer of Kelley,
                                   Gidley, Blair & Wolfe, Inc.  Former
                                   Chairman of the Board of UNB-Central.
                                   Director of the Company since 1988.
--------------------------------------------------------------------------------------------------------------------------------
Harry L. Buch...............69     Attorney and Partner with Bailey, Riley,           24,726           -            *
                                   Buch & Harman.  Former partner with
                                   Gompers, Buch, McCarthy & McLure.
                                   Director of the Company since 1990.
--------------------------------------------------------------------------------------------------------------------------------
W. Gaston Caperton, III.....60     Director of the Institute on Education and         23,722           -            *
                                   Government, Teachers College at Columbia
                                   University. President of the Caperton
                                   Group.  Former Governor of West Virginia.
                                   Director of the Company since 1997.
--------------------------------------------------------------------------------------------------------------------------------
H. Smoot Fahlgren...........69     Chairman and Former Chief Executive               355,035           -            *
                                   Officer of Fahlgren, Inc. Director of the
                                   Company since 1984.
--------------------------------------------------------------------------------------------------------------------------------
Theodore J. Georgelas ......53     President of Georgelas & Sons, Inc.                62,914           -            *
                                   Chairman of the Board of Sector
                                   Communications. Former Chairman of the
                                   Board of United Bank. Director of the
                                   Company since 1990.
--------------------------------------------------------------------------------------------------------------------------------
F. T. Graff, Jr.............61     Practicing Attorney and Partner of Bowles          24,000           -            *
                                   Rice McDavid Graff & Love PLLC.
                                   Director of the Company since 1984.
--------------------------------------------------------------------------------------------------------------------------------
Alan E. Groover.............52     Former Chairman of the Board, President           118,503           -            *
                                   and Chief Executive Officer of Fed One
                                   Bancorp, Inc. Director of the Company
                                   since 1998.
--------------------------------------------------------------------------------------------------------------------------------

                                                                                            Amount of Beneficial
     Name and Age as of the               Position, Principal Occupation,                  Ownership of Shares of
    May 15, 2000 Meeting Date          Business Experience and Directorships              Common Stock and Options
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares/(a)/    Options/(b)/       %
--------------------------------------------------------------------------------------------------------------------------------
Russell L. Isaacs...........67     Owner of Russell L. Isaacs and Company.            41,316           -            *
                                   Director of the Company since 1984.
--------------------------------------------------------------------------------------------------------------------------------
John M. McMahon.............59     Chairman of the Board of Miller & Long            239,025           -            *
                                   Co., Inc. Director of the Company since
                                   1998.
--------------------------------------------------------------------------------------------------------------------------------
G. Ogden Nutting ...........64     President of The Ogden Newspapers, Inc.           654,656           -           1.55%
                                   Former Chairman of the Board of UNB-N.
                                   Director of the Company since 1986.
--------------------------------------------------------------------------------------------------------------------------------
William C. Pitt, III........55     Hotel and Resort Developer.  Director of            3,300           -            *
                                   the Company since 1987.
--------------------------------------------------------------------------------------------------------------------------------
I. N. Smith, Jr. ...........67     Consultant for United.  Former President of       449,127           -           1.06%
                                   United.  Former President of UNB.
                                   Director of the Company since 1986.
--------------------------------------------------------------------------------------------------------------------------------
Warren A. Thornhill, III....71     Attorney at Law.  Former Chairman of the          449,454           -           1.07%
                                   Board of Summit Holding Corporation and
                                   Raleigh County National Bank and UNB-
                                   South. Director of the Company since
                                   1992.
--------------------------------------------------------------------------------------------------------------------------------
P. Clinton Winter, Jr.......52     President of Bray & Oakley Insurance              379,542           -            *
                                   Agency.  Former Director of Eagle
                                   Bancorp, Inc. Director of the Company
                                   since 1996.
--------------------------------------------------------------------------------------------------------------------------------
James W. Word, Jr...........76     President of Beckley Loan Company.  Vice          125,417           -            *
                                   President of Beckley Loan and Industrial
                                   Corporation. Director of the Company
                                   since 1992.
--------------------------------------------------------------------------------------------------------------------------------
All Directors, Nominees and                                                        7,399,977                      17.55%
Executive Officers as a Group
(24 persons)
--------------------------------------------------------------------------------------------------------------------------------

* Indicates the Director owns less than 1% of the Company's issued and outstanding shares.

/(a)/ Includes shares held by United National Bank's Trust Department as follows: Mr. Adams, 131,265 shares; Mr. Astorg, 5,587 shares; Mr. Buch, 12,600 shares; Mr. Fahlgren, 354,968 shares; Mr. Smith, 405,363 shares; non-director executive officers as a group, 34,438 shares; and 2,464,876 shares in which the voting authority is exercised by United National Bank's Board of Directors.

/(b)/ Includes shares of Common Stock that may be acquired within sixty (60) days of February 29, 2000 through the exercise of stock options pursuant to the Company's Stock Option Plans.

-------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------


Cash Compensation

         The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the Company's chief executive officer and each of the Company's other four most highly compensated executive officers during the last three fiscal years.

-----------------------------------------------------------------------------------------------------------------------------
                                                    Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Long-term
                                                      Annual Compensation                      Compensation
                                  ----------------------------------------------------------------------------
                                                                                                Securities       All Other
Name and                                                                    Other Compen-       Underlying        Compen-
Principal Position                  Year       Salary          Bonus       sation/(1)(2)/        Options        sation/(3)/
-----------------------------------------------------------------------------------------------------------------------------
Richard M. Adams                    1999      $419,832       $250,000            $0               24,000          $ 4,000
Chairman of the Board and Chief     1998      $392,179       $200,000            $0               24,000          $ 4,000
Executive Officer                   1997      $357,679       $140,400            $0               28,000          $ 6,081
-----------------------------------------------------------------------------------------------------------------------------
Bernard H. Clineburg/(4)/           1999      $284,998       $114,000            $0               10,000          $ 8,000
President                           1998      $288,917          $0           $1,750,000           10,000          $14,250
-----------------------------------------------------------------------------------------------------------------------------
Steven E. Wilson                    1999      $190,151        $76,000            $0               12,000          $ 4,000
Executive Vice President, Chief     1998      $178,433        $70,000            $0               10,000          $ 4,000
Financial Officer and Treasurer     1997      $167,730        $43,200            $0               14,000          $ 5,253
-----------------------------------------------------------------------------------------------------------------------------
James B. Hayhurst, Jr.              1999      $169,622        $48,000            $0                7,500           $4,000
Executive Vice President            1998      $159,780        $48,000            $0                7,000          $ 4,000
-----------------------------------------------------------------------------------------------------------------------------
Joe L. Wilson                       1999      $157,163        $45,000            $0                7,500          $ 4,000
Executive Vice President
-----------------------------------------------------------------------------------------------------------------------------

/(1)/ The aggregate value of all perquisites and other personal benefits did not exceed either $50,000 or 10% of the total annual salary and bonus reported for the named executive officers; therefore, no disclosure has been made.

/(2)/ Included in "Other Compensation" for Mr. Clineburg is a lump-sum payment of $1,750,000 for substituting a new employment agreement with United and waiving all rights and benefits under his prior employment contract with George Mason Bankshares, Inc.

/(3)/ The amounts included in "All Other Compensation" consist of United's contributions on behalf of the listed officers to the 401(K) Plan.

/(4)/    Resigned as an officer of United effective February 29, 2000.

                          STOCK OPTION GRANTS IN 1999


         The following table sets forth information concerning individual grants of options to purchase the Company's Common Stock made to the named executives in 1999.

---------------------------------------------------------------------------------------------------------------------------
                                                     Stock Option Grants in Last Fiscal Year
                            -----------------------------------------------------------------------------------------------
                                                                                               Potential Realization Value
                                                                                                at Assumed Annual Rates of
                                                                                                  Stock Appreciation for
                                                    Individual Grants                                  Option Term
                            -----------------------------------------------------------------------------------------------
                               Number of        % of Total
                               Securities         Options
                               Underlying     Granted to All    Exercise of
                                Options        Employees in      Base Price      Expiration
           Name               Granted (#)       Fiscal Year      ($/Share)          Date            5% $          10% $
---------------------------------------------------------------------------------------------------------------------------
Richard M. Adams               24,000/(1)/        10.54%           25.625        11/04/2009       386,767        980,150
Bernard H. Clineburg/(2)/      10,000/(1)/         4.39%           25.625        11/04/2009       161,153        408,396
Steven E. Wilson               12,000/(1)/         5.27%           25.625        11/04/2009       193,384        490,075
James B. Hayhurst, Jr.          7,500/(1)/         3.29%           25.625        11/04/2009       120,865        306,297
Joe L. Wilson                   7,500/(1)/         3.29%           25.625        11/04/2009       120,865        306,297
---------------------------------------------------------------------------------------------------------------------------

/(1)/ Granted under the 1996 Incentive Stock Option Plan. The option exercise price is the market value of United's stock at the date the option was granted. All options granted under this plan are exercisable in accordance with a three-year vesting schedule: 50% after the first year; 75% after the second year; and 100% after three years.

/(2)/    Resigned as an officer of United effective February 29, 2000.

                STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth certain information regarding individual exercises of stock options during 1999 by each of the named executives.

-----------------------------------------------------------------------------------------------------------------------------
                                    Aggregate Stock Option Exercises in Last Fiscal Year and FY-End Stock Option Plan
                           --------------------------------------------------------------------------------------------------
                                Shares                                                             Value of Unexercised
                               Acquired           Value           Number of Unexercised         In-the-Money Stock Options
         Name                 Exercise(#)      Realized($)      Stock Options at FY-End #              at FY-End ($)
-----------------------------------------------------------------------------------------------------------------------------
                                                                Exercisable/Unexercisable       Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
Richard M. Adams                15,000          259,695              182,856/43,000                 2,228,912/154,000
Bernard H. Clineburg              0                0                  43,590/15,000                   488,164/      0
Steven E. Wilson                  0                0                  27,556/20,500                   410,333/ 77,000
James B. Hayhurst, Jr.          7,600           138,000               62,450/13,500                   765,025/ 55,000
Joe L. Wilson                     0                0                  52,737/13,225                   643,430/ 44,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     EXECUTIVE COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

Board Compensation Committee Report

         The Compensation Committee is responsible for administration of United Bankshares, Inc.'s (United's) Executive Compensation programs. This includes recommendations related to base salary, short-term incentives and long-term stock option incentives for all Executive Officers of the Company.

         The Compensation Committee's Executive Compensation policies, developed based on competitive information and designed by William M. Mercer, Inc. to provide competitive levels of compensation that integrate pay with United's annual and long-term performance goals and assist in attracting and retaining qualified executives.

         Periodically the Committee retains the services of nationally recognized compensation consulting firms to do an extensive review of the compensation program for all Executive Officers.

         The Committee determined that the total compensation plan for Executive Officers was reasonable and competitive in view of the Company's performance and the contribution of those officers to that performance. The Bank Compensation Strategies Group report indicated similar findings.

         Executive Officers are paid base salaries determined by the value of their position compared to published survey data, information gathered on competing banks of similar size and the officer's individual performance level.

         The short-term Incentive Plan stresses reward for achievement of performance goals set each year. Each Executive Officer participates in a pool of funds set aside for this purpose. Participation level is based on a rating system tied to accomplishment of assigned goals as well as a specific formula which relates the incentive award to a percentage of salary range midpoint. Company performance must exceed peer performance to activate compensation incentives.

         The United management team should share the same goals as its shareholders. Toward this end, the long-term Incentive Stock Option Plan is designed to provide an ownership opportunity to key management personnel. Stock ownership provides an ever important stockholder perspective necessary for successful management of the company. Awards are based on industry guidelines which relate base compensation to stock price. Grant calculations are tested for reasonableness against competitive industry data, keeping in mind cumulative ownership targets.

         The Bank Compensation Strategies Group report showed that comparative information presented indicated that stock option grants to Executive Officers have historically been conservative when compared to general industry and practices for major regional banking organizations. The most recent share allocations as a percentage of outstanding shares have been consistent with competitive practices in the banking industry.

         Peer group performance analysis is a continual process at United. Data provided by the Federal Reserve Bank Holding Company Performance Report is analyzed quarterly. Proxy data on an appropriate group of individual financial institutions is used to evaluate operating performance and profitability. United consistently performs well compared to peer. The Committee concluded that for the year Company performance exceeded peer performance and activated compensation incentives.

         The Committee determined that the base pay for Richard Adams, Chief Executive Officer, was slightly below the median when compared to published compensation surveys from Watson Wyatt Data Services.

         Mr. Adams was awarded a pro-rata share of the established short-term incentive pool based on his performance rating assigned by the Committee. The Committee concluded that total cash compensation for the position of CEO is appropriate in view of performance levels attained for companies of similar size. The Bank Compensation Strategies Group report showed that cash compensation for the CEO was somewhat low based on the performance levels of the peer group.

         Stock option shares granted to Mr. Adams were determined to be competitive when compared by the Committee to the grant practices of a broad spectrum of banking organizations.

         Adams at age 53 has served the company for 31 years; 25 of those years he has been responsible for motivating and building the organization.

         United's stock price over the past 25 years of the current administration has increased 2,175%, or an annual compound growth rate of 13.31%. United's stock price, with significant price growth over a five-year time period, has performed favorably when compared to regional peer groups, individual bank competitors and stock market index groups.

         Dividends have increased 1,267%, or an annual compound growth rate of 11.03%. United's pay for performance compensation program emphasizing written performance objectives has been a major contributor to our ability to consistently enhance long-term shareholder value.

         No member of the Committee is a former or current officer or employee of United.


                            COMPENSATION COMMITTEE
                            ----------------------

Thomas J. Blair, III        Harry L. Buch                W. Gaston Caperton, III
H. Smoot Fahlgren           Theodore J. Georgelas        F. T. Graff, Jr.
Russell L. Isaacs           John M. McMahon              G. Ogden Nutting
William C. Pitt, III        Warren A. Thornhill, III     William W. Wagner

Compensation Committee Interlocks and Insider Participation

         F. T. Graff, Jr., a member of the Board of Directors of United, its Executive Committee and the Board's Compensation Committee, is a partner in the law firm of Bowles Rice McDavid Graff & Love in Charleston, West Virginia. Bowles Rice McDavid Graff & Love rendered legal services to United and UNB during 1998 and it is expected that the firm will continue to render certain services to both in the future. The fees paid to Bowles Rice McDavid Graff & Love represent less than 5% of that firm's revenues for 1998.

                                PERFORMANCE GRAPH

         The following graph compares United's cumulative total shareholder return on its common stock for the five year period ending December 31, 1999, with the cumulative total return of the Standard and Poor's Midcap 400 Index and with the NASDAQ OTC Bank Index. There is no assurance that United's common stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent United specifically incorporates this graph by reference, and shall not otherwise be filed under such Acts.


           [PERFORMANCE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                         NASDAQ        S&P
            UBSI          OTC         MIDCAP
          ----------------------------------
1994      100.000       100.000      100.000
1995      127.119       144.812      128.565
1996      149.534       182.688      150.838
1997      223.420       298.854      222.129
1998      254.743       263.675      231.533
1999      237.347       242.628      262.435

United Bankshares, Inc. Plans

         Officer Employment Contracts. Richard M. Adams, Chairman and Chief Executive Officer of United and United National Bank entered into an employment contract with United effective April 11, 1986. This contract was amended in 1989, again in January and November 1991, in April 1992 and again in November 1993. This most recent amendment initiated a new rolling five year term contract that is extended annually. Under the contract Mr. Adams is required to devote his full-time energies to performing his duties as Chairman and CEO on behalf of United and UNB. In November 1999, the Board extended Mr. Adams' contract to initiate a new five year term expiring on March 31, 2005. The contract provides for a base compensation of $452,400 and additional benefits consistent with the office. This base compensation may be increased but not decreased. If the contract is terminated by Mr. Adams for change in control, or for any reason other than mutual consent or criminal misconduct, Mr. Adams, or his family or estate, is entitled to his base salary for the remainder of the contract term.

         On July 27, 1990, United also entered into a Supplemental Retirement Plan with Mr. Adams. This plan provides for an annual supplemental retirement benefit upon his reaching age 65 or upon the later termination of his employment with United. The annual benefit will be equal to seventy percent of the average of Mr. Adams' three highest base salaries during his employment with United, reduced by benefits. The plan also provides for reduced benefits for early retirement after age 62 as well as payments to his spouse in the event of his death.

         United and United National Bank entered into an employment agreement with I. N. Smith, Jr., the now former President of United and Vice-Chairman of United National Bank, on December 17, 1985. The term of the agreement extends until Mr. Smith reaches the age of 75. In June of 1997, Mr. Smith retired from United. Until he reaches the age of 75, Mr. Smith shall render such consulting and advisory services as United may request, and shall receive for such services an annual fee of $36,000 until he reaches age 70, and $30,000 thereafter. The agreement also contains a provision which addresses the death of Mr. Smith. In addition, Mr. Smith has agreed to serve as a director of United and United has agreed to use its best efforts to nominate and elect him.

         On September 10, 1997, United and United Bank entered into an employment agreement with Bernard H. Clineburg, then Chief Executive Office of GMBS and now former President of United. Under the agreement, Mr. Clineburg served as President of United and as Chairman and Chief Executive Officer of United Bank commencing from April 2, 1998 (the effective date of the merger between United and George Mason Bankshares, Inc.) and continuing for a period of three years. The term automatically extended from day to day so that any day the remaining term shall be three years; provided however, that in no event shall the term extend beyond April 2, 2004. The contract provided for a base salary of $285,000 that was subject to increases based upon usual review practices. Mr. Clineburg was eligible to receive an annual bonus under United's bonus incentive plan and to participate in additional benefits provided by United. In return, Mr. Clineburg was required to devote his full business time, best efforts and business judgement in performing his duties as President of United and Chairman and CEO of United Bank. Additionally, in consideration for entering into this agreement and waiving all rights to any benefits under his prior agreement with George Mason Bankshares, Inc., Mr. Clineburg received a lump-sum payment of $1,750,000. The agreement also contained provisions regarding the issues of death, termination, disability, health and supplemental retirement benefits.

         Effective February 29, 2000, Mr. Clineburg resigned as President of United and as Chairman, Director and Chief Executive Officer of United Bank pursuant to a written Settlement Agreement and General Release (the "Settlement Agreement") dated January 13, 2000. In accordance with the Settlement Agreement, Mr. Clineburg will remain an employee of United for a period of eighteen months beginning on March 1, 2000, and will continue to receive his monthly base salary and health insurance benefits. The covenant not to compete in

Mr. Clineburg's original Employment Agreement remained in place and, the eighteen month period began to run on March 1, 2000. Mr. Clineburg will not be required to perform any services unless mutually agreed upon by United and Mr. Clineburg. Additionally, upon attaining the age of fifty-five, Mr. Clineburg will begin to receive payments as calculated and detailed pursuant to the Supplemental Retirement Benefits Agreement (SERP) between United Bank and Mr. Clineburg. The Settlement Agreement also contains provisions regarding the issues of Mr. Clineburg's continued use of a company owned vehicle and office equipment. All other provisions of Mr. Clineburg's contracts with United, specifically the Employment Agreement, SERP and stock option agreements not expressly modified by the Settlement Agreement shall remain in effect.

         Change of Control Agreements. In March of 1994, United entered into agreements with Steven E. Wilson, James B. Hayhurst, Jr. and Joe L. Wilson to encourage those executive officers not to terminate their employment with United because of the possibility that United might be acquired by another entity. In November of 1996 United entered into a change of control agreement with Douglass
H. Adams. The Board of Directors determined that such an arrangement was appropriate, especially in view of the recent entry of large regional bank holding companies into West Virginia. The agreements were not undertaken in the belief that a change of control of United was imminent.

         Generally, the agreements provide severance compensation to those officers if their employment should end under certain specified conditions after a change of control of United. Compensation is paid upon any involuntary termination following a change of control unless the officer is terminated for cause. In addition, compensation will be paid after a change of control if the officer voluntarily terminates employment because of a decrease in the total amount of the officer's base salary below the level in effect on the date of consummation of the change of control, without the officer's consent; a material reduction in the importance of the officer's job responsibilities without the officer's consent; geographical relocation of the officer without consent to an office more than fifty (50) miles from the officer's location at the time of a change of control; failure by United to obtain assumption of the contract by its successor or any termination of employment within thirty-six (36) months after consummation of a change of control which is effected for any reason other than good cause.

         Under the agreements, a change of control is deemed to occur in the event of a change of ownership of United which must be reported to the Securities and Exchange Commission as a change of control, including but not limited to the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") of direct or indirect "beneficial ownership" (as defined by Rule 13d-3 under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of United's then outstanding securities, or the failure during any period of two
(2) consecutive years of individuals who at the beginning of such period constitute the Board for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors at the beginning of the period.

         Under the agreements, severance benefits include: (a) cash payment equal to the officers monthly base salary in effect on either (i) the date of termination; (ii) the date immediately preceding the change of control, whichever is higher, multiplied by the number of full months between the date of termination and the date that is thirty-six (36) months after the date of consummation of the change of control; (b) payment of cash incentive award, if any, under United's Incentive Plan; (c) continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of thirty-six (36) months following the date of termination.

         The agreements do not effect the right of United to terminate the officer, or change the salary or benefits of the officer, with or without good cause, prior to any change of control; provided, however, any termination or change which takes place after discussions have commenced which result in a change of control will be presumed to be a violation of the agreement and will entitle the officer to the benefits under the agreement, absent clear and convincing evidence to the contrary.

         Employee Benefit Plans. No directors or principal shareholders of United and its subsidiaries, other than those persons who are salaried officers, participate in any type of benefit plan of United.

         United's subsidiaries provide, on a substantially non-contributory basis for all full-time employees, life, disability, health and dental insurance. Life insurance with value of 250% of base salary is provided to all full- time employees, including executive officers. The premiums paid by United for life insurance on any individual which has a face value greater than $50,000 is properly reported as compensation. These plans do not discriminate, in scope, terms or operation, in favor of the executive officers of United or its subsidiaries and are available generally to all salaried employees of United and its subsidiaries.

         Each employee of United, or its participating subsidiaries, who completes one year of eligible service and is 21 years of age is eligible to participate in the Pension Plan. The plan is noncontributory on the part of the employee. Vesting is attained with five years of participation.

------------------------------------------------------------------------------

                              PENSION PLAN TABLE
------------------------------------------------------------------------------

                               Years of Service

Remuneration         15         20          25         30          35
------------         --         --          --         --          --

 $ 125,000       $ 30,744   $ 40,992    $ 51,241   $ 51,241    $ 51,241
   150,000         37,307     49,742      62,178     62,178      62,178
   175,000         37,307     49,742      62,178     62,178      62,178
   200,000         37,307     49,742      62,178     62,178      62,178
   225,000         37,307     49,742      62,178     62,178      62,178
   250,000         37,307     49,742      62,178     62,178      62,178
   275,000         37,307     49,742      62,178     62,178      62,178
   300,000         37,307     49,742      62,178     62,178      62,178
   325,000         37,307     49,742      62,178     62,178      62,178
   350,000         37,307     49,742      62,178     62,178      62,178
   375,000         37,307     49,742      62,178     62,178      62,178
   400,000         37,307     49,742      62,178     62,178      62,178
   425,000         37,307     49,742      62,178     62,178      62,178
   450,000         37,307     49,742      62,178     62,178      62,178
   475,000         37,307     49,742      62,178     62,178      62,178
   500,000         37,307     49,742      62,178     62,178      62,178

         The table above illustrates the operation of United's Pension Plan and Supplemental Retirement Plan ("SERP") by showing various annual benefits, after reduction for Social Security retirement income, assuming various annual base salaries and years of credited service. Benefit figures shown are computed on the assumption that participants retire at the normal retirement age of 65. For purposes of the table, it is assumed each participant is receiving benefits from the Pension Plan in the form of a life annuity. Benefits under the SERP are paid in the form of a life annuity.

         The SERP ensures that each participating executive officer, who retires at age 65, receives a level of retirement benefits, without regard to years of service, equal to 70% of the executive officer's average three highest base salary during his employment with United or an affiliated or successor entity. At the time a participating executive officer retires, the benefit the participant is entitled to through the SERP is calculated, and then funds from the following sources are deducted to determine the amount, if any, of the payment due under the SERP: (i) the benefit under the Pension Plan; (ii) Social Security benefits payable; and (iii) any benefits under United's Savings and Stock Investment Plan.

         The estimated credited years of service for each of the executive officers named in the Summary Compensation Table under the Pension Plan as of December 31, 1999, are as follows: Mr. Adams 31 years; Mr. Clineburg 9 years; Mr. S. Wilson 28 years; Mr. Hayhurst 28 years; and Mr. J. Wilson 29 years.

         Each employee of United, who completes one year of eligible service, is eligible to participate in the United Savings and Stock Investment Plan, a deferred compensation plan under Section 401(k) of the Internal Revenue Code. Each participant may contribute from 1% to 15% of pretax earnings to his/her account which may be invested in any of four investment options chosen by the employee. United matches 100% of the first 2% of salary deferred and 25% of the second 2% of salary deferred with United stock. Vesting is 100% for employee deferrals and the company match at the time the employee makes his/her deferral.

         United employees may participate in an employee stock purchase plan whereby its employees may purchase shares of United's common stock. Purchases made by employees under this plan are coordinated by the Trust Department of UNB, and involve stock purchased at market price for this purpose.


--------------------------------------------------------------------------------

                             PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

Principal Shareholder of United

         The following table lists each shareholder of United who is the beneficial owner of more than 5% of United's common stock, the only class of stock outstanding, as of February 29, 2000.

                                                                      Amount and Nature of           Percent of
Title of Class      Name and Address of Beneficial Owner             Beneficial Ownership/(1)/          Class
--------------      ------------------------------------             -------------------------       ----------
Common Stock        United National Bank Trust Department                   3,409,097                   8.08%
                    514 Market Street,  Parkersburg,  WV 26101
                    (3,409,097 shares or 8.08% are registered
                    under the nominee  name of Parbanc Co.)

/(1)/ UNB is a wholly-owned subsidiary of United and its Trust Department holds in fiduciary or agency capacity 3,409,097 shares of United's stock. The investment authority for these shares is held by the Trust Department and is exercised by UNB's Board of Directors. Of these total shares, sole voting authority for 2,464,876 shares is held by the Trust Department and is exercised by UNB's Board of Directors.

Beneficial Ownership of Named Executive Officers

         The following table sets forth certain information regarding the named executives beneficial ownership of common stock of United as of February 29, 2000:

                                                                                Shares of Common
                                                                              Stock of the Company
                                                                             Beneficially Owned/(1)/
                                                                -----------------------------------------------
Title of Class             Name of Officer                      Number of Shares               Percent of Class
--------------             ---------------                      ----------------               ----------------
Common Stock               Richard M. Adams                          727,856                         1.73%
Common Stock               Bernard H. Clineburg/(2)/                  68,840                         0.16%
Common Stock               Steven E. Wilson                          118,769                         0.28%
Common Stock               James B. Hayhurst, Jr.                    102,302                         0.24%
Common Stock               Joe L. Wilson                              87,143                         0.21%

/(1)/ The amounts shown represent the total shares owned directly by such named executive officers together with shares which are owned indirectly. The direct shares include shares which are issuable upon the exercise of all stock options currently exercisable. These individuals have the right to acquire the shares indicated after their names, upon exercise of such stock options: Mr. Adams, 182,856; Mr. Clineburg, 33,943; Mr. S. Wilson, 27,556; Mr. Hayhurst, 62,540; and Mr. J. Wilson, 52,737. The indirect shares include those shares owned by spouses and immediate family members, shares held in trust in which the executive is a beneficiary, and shares held by a corporation which the executive controls.

/(2)/ Resigned as an officer of United effective February 29, 2000.

--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS
--------------------------------------------------------------------------------



         Set forth below are the executive officers of United and relations that exist with affiliates and others for the past five years.

-------------------------------------------------------------------------------------------------------------------
                                                                                 Principal Occupation and
       Name                   Age         Present Position                     Banking Experience During the
                                                                                     Last Five Years
-------------------------------------------------------------------------------------------------------------------
Richard M. Adams              53     Chairman of the Board & Chief          Chairman of the Board & Chief
                                     Executive Officer - United;            Executive Officer - United;
                                     Chairman of the Board & Chief          Chairman of the Board & Chief
                                     Executive Officer - UNB                Executive Officer - UNB

Douglass H. Adams             61     Executive Vice-President - United;     Executive Vice-President -United;
                                     Executive Vice-President - UNB         Director - United; Executive
                                                                            Vice-President - UNB

James J. Consagra, Jr.        39     Executive Vice-President -United;      Executive Vice-President -United;
                                     Executive Vice-President & Chief       Executive Vice-President & Chief
                                     Financial Officer-United Bank          Financial Officer-United Bank;
                                                                            Treasurer - George Mason
                                                                            Bankshares, Inc.; Executive
                                                                            Vice-President - George Mason
                                                                            Bank

James B. Hayhurst, Jr.        53     Executive Vice-President -United;      Executive Vice-President -United;
                                     Executive Vice-President - UNB         Executive Vice-President - UNB

Joe L. Wilson                 51     Executive Vice-President -United;      Executive Vice-President -United;
                                     Executive Vice-President - UNB         Executive Vice-President - UNB

Steven E. Wilson              51     Executive Vice-President, Chief        Executive Vice-President, Chief
                                     Financial Officer, Treasurer &         Financial Officer, Treasurer &
                                     Secretary -United; Executive           Secretary -United; Executive
                                     Vice-President, Chief Financial        Vice-President, Chief Financial
                                     Officer, Treasurer & Secretary -       Officer, Treasurer & Secretary -
                                     UNB                                    UNB
-------------------------------------------------------------------------------------------------------------------

Richard M. Adams and Douglass H. Adams are brothers.

Effective February 29, 2000, Bernard H. Clineburg resigned as an officer of United.

--------------------------------------------------------------------------------

               REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
               OF PROXY PROPOSALS, NOMINATIONS OF DIRECTORS, AND
                        OTHER BUSINESS OF SHAREHOLDERS
--------------------------------------------------------------------------------

Nomination of Directors

         Nominations may be made only if such nominations are made in accordance with the procedures set forth in Article II, Section 5 of the Restated Bylaws of United, which section, in full, is set forth below:

         Section 5. Nomination of Directors. Directors shall be nominated by the Board prior to the giving of notice of any meeting of shareholders wherein directors are to be elected. Additional nominations of directors may be made by any shareholder; provided that such nomination or nominations must be made in writing, signed by the shareholder and received by the Chairman or President no later than ten (10) days from the date the notice of the meeting of shareholders was mailed; however, in the event that notice is mailed less than thirteen (13) days prior to the meeting, such nomination or nominations must be received no later than three (3) days prior to any meeting of the shareholders wherein directors are to be elected.

Stock Transfers

         United Bankshares, Inc. common stock is listed on NASDAQ, National Association of Securities Dealers Quotation System, National Market System. The quotation symbol is "UBSI".

Independent Auditors

         Ernst & Young LLP, Charleston, West Virginia, has served as the independent auditors for United and its subsidiaries since 1986 and has been selected by the Board of Directors to continue as the independent auditors for United and its subsidiaries for the next fiscal year. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives of the firm will be available to respond to appropriate shareholder inquiries at the Annual Meeting.

Shareholder Proposals for 2001 Annual Meeting

         Presently, the next annual meeting of United shareholders is scheduled for May 21, 2001. Any shareholder proposals to be presented at that 2001 Annual Meeting must be received at the principal office of United no later than November 18, 2000. If the scheduled date for the 2001 Annual Meeting is changed by more than thirty (30) days, shareholders will be informed of the new meeting date and the revised date by which shareholder proposals must be received.

-------------------------------------------------------------------------------

                                    FORM 10-K
-------------------------------------------------------------------------------

         The Company will furnish without charge to each person whose proxy is being solicited, upon the request of any such person, a copy of the Company's annual report on form 10-K For 1999. Requests for copies of such report should be directed to Shareholder Relations, United Bankshares, Inc., P. O. Box 1508, Parkersburg, West Virginia 26102.

-------------------------------------------------------------------------------


         Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.


                                             By Order of the Board of Directors


                                             /s/ Richard M. Adams
                                             _________________________
                                             Richard M. Adams
                                             Chairman of the Board and
                                             Chief Executive Officer

April 3, 2000

                             UNITED BANKSHARES, INC.
                   PROXY FOR 2000 ANNUAL SHAREHOLDERS' MEETING

Know all men by these presents that the undersigned shareholder(s) of United Bankshares, Inc., Charleston, West Virginia does hereby nominate, constitute and appoint James J. Consagra, Jr. and Steven E. Wilson or either one of them, with full power to act alone as the true and lawful attorneys for the undersigned with full power of substitution for and in the name, place and stead of the undersigned to vote all the common stock of United Bankshares, Inc., standing in the undersigned's name on its books on March 27, 2000, at the 2000 Annual Meeting of Shareholders to be held at The Blennerhassett Hotel, Fourth and Market Streets, Parkersburg, West Virginia, on May 15, 2000 at 4:00 p.m., local time or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

The undersigned acknowledges receipt of the Notice and Proxy Statement dated April 3, 2000, and hereby revokes all proxies previously given by the undersigned for said meeting.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE PROPOSITIONS LISTED BELOW UNLESS OTHERWISE INDICATED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW. IF ANY MATTER SHALL PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS THEREOF, THIS PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE ABOVE PROXIES, BASED UPON THE CONDITIONS THEN PREVAILING AND ANY RECOMMENDATION OF THE BOARD OF DIRECTORS.

Unless a different allocation is indicated, the proxies will vote your total cumulative vote ratably for the directors for whom you are voting unless directed otherwise by the Board of Directors of United Bankshares, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED BANKSHARES, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE. ALL JOINT OWNERS MUST SIGN.

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

            (solid triangle) FOLD AND DETACH HERE (solid triangle)


                          [UBSI GRAPHIC APPEARS HERE]

                                Annual Meeting
                                      of
                            United Bankshares, Inc.

                       Monday, May 15, 2000 at 4:00 p.m.
                           The Blennerhassett Hotel,
                          Fourth and Market Streets,
                                Parkersburg, WV

                                                                                          Please mark
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING SEVENTEEN NOMINEES:           your votes as  [X]
                                                                                          indicated in
                                                                                          this example
1.  ELECTION OF DIRECTORS.                     01. Richard M. Adams         07. Theodore J. Georgelas   13. William C. Pitt, III
                                               02. Robert G. Astorg         08. F.T. Graff, Jr.         14. I. N. Smith, Jr.
                                               03. Thomas J. Blair, III     09. Alan E. Groover         15. Warren A. Thornhill, III
        FOR all                 WITHHOLD       04. Harry L. Buch            10. Russell L. Isaacs       16. P. Clinton Winter, Jr.
    nominees listed            AUTHORITY       05. W. Gaston Caperton, III  11. John M. McMahon         17. James W. Word, Jr.
 (except as marked to       to vote for all    06. H. Smoot Fahlgren        12. G. Ogden Nutting
the contrary at right)      nominees listed
          [ ]                     [ ]          IF YOU WISH TO WITHHOLD YOUR VOTE FOR ANY OF THE ABOVE
                                               NOMINEES, SO INDICATE BY STRIKING THE NAME OF THE NOMINEE.


2. TO TRANSACT OTHER BUSINESS THAT MAY
   PROPERLY COME BEFORE THE MEETING.

      FOR       AGAINST     ABSTAIN
      [ ]         [ ]         [ ]

                                          THIS PROXY WHEN PROPERLY EXECUTED
                                          WILL BE VOTED IN THE MANNER
                                          DIRECTED HEREIN BY THE UNDERSIGNED
                                          SHAREHOLDER. IF NO DIRECTION IS
                                          MADE, THIS PROXY WILL BE VOTED FOR
                                          PROPOSALS 1 AND 2.

                                          Dated _________________________, 2000

                                          _____________________________________

                                          By:__________________________________
                                                 (Signature or Signatures)

                                          PLEASE SIGN, DATE AND PROMPTLY RETURN
                                           THIS PROXY IN THE ENCLOSED ENVELOPE

         "PLEASE MARK INSIDE BOXES SO THAT DATA PROCESSING EQUIPMENT
                            WILL RECORD YOUR VOTES"

            (solid triangle) FOLD AND DETACH HERE (solid triangle)


                            Your vote is IMPORTANT

                   Please complete, date and sign the above
                       proxy card and return it promptly
                         in the accompanying envelope.

                           [LOGO]  UNITED
                                   BANKSHARES, INC.
                    THE CHALLENGE TO BE THE BEST NEVER ENDS